UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2020
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Corporate Bonus Plan
On January 3, 2020, the Compensation Committee of the Board of Directors of SI-BONE, Inc., (the “Company”) adopted the 2020 US Bonus Plan, (the “2020 Bonus Plan”) which provides eligible employees the opportunity to earn a variable cash payment based on the level of achievement by the Company of revenue goals (40%), EBITDA goals (20%) and non-financial business goals (40%), each through December 31, 2020 (the “Goals”). Actual bonuses will be calculated based on actual achievement of the Goals as a percentage multiplied by target bonus, where actual performance can range from 80% to 125%.
In addition, on January 3, 2020, the Compensation Committee established the 2020 base salary and target bonuses for each of the Company’s named executive officers (the officers appearing in the Company’s most recent summary compensation table, which appears in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on April 30, 2019, as follows:

Name	2020 Base Salary	Total 2020 Target Performance Bonus as a Percentage of Base Salary	Total 2020 Target Performance Bonus Amount
Jeffrey W. Dunn	$600,000	100%	$600,000
President and Chief Executive Officer
Laura A. Francis	$420,000	55%	$231,000
Chief Operating Officer and Chief Financial Officer
Anthony J. Recupero	$380,000	65%	$247,000
Chief Commercial Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Dated: January 3, 2020

	By:	/s/ Laura A. Francis
Laura A. Francis
Chief Operating Officer and Chief Financial Officer